UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 13, 2007

SPATIALIGHT, INC. (Exact Name of Registrant as Specified in Its Charter)

New York (State or Other Jurisdiction of Incorporation)

000-19828 (Commission File Number)	16-1363082 (IRS Employer Identification No.)

Five Hamilton Landing Suite 100 Novato, California (Address of Principal Executive Offices)	94949 (Zip Code)

(415) 883-1693 (Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 13, 2007, the Company received notice that the NASDAQ Listing Qualifications Panel determined to delist the Company’s securities from the NASDAQ Stock Market. Trading in the Company’s Common Stock, $.01 par value, on the NASDAQ Stock Market will no longer occur as of June 15, 2007. The Company may appeal the determination of the Panel. The Company is working with a market maker that is expected to file a Form 211 with the NASD today to seek admission to quotation of the Common Stock on the Over-The-Counter Bulletin Board. Until admission to trading on the OTC Bulletin Board, trading in the Company’s securities will be reported by the Pink Sheets, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPATIALIGHT, INC.
(Registrant)

Date:June 14, 2007	By:	/s/ David F. Hakala
(Signature)
	Name:	David F. Hakala
	Title:	Chief Executive Officer